                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): NOVEMBER 21, 2002


                              MED DIVERSIFIED, INC.
             (Exact name of registrant as specified in its charter)


           NEVADA                                           84-1037630
(State or other jurisdiction of                          (I.R.S. employer
incorporation or organization)                        identification number)


                         COMMISSION FILE NUMBER: 1-15587


                        200 BRICKSTONE SQUARE, SUITE 403
                                ANDOVER, MA 01810
              (Address of principal executive offices and zip code)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (978) 323-2500


                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)


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ITEM 1. CHANGES IN CONTROL OF REGISTRANT

        NOT APPLICABLE

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

        NOT APPLICABLE

ITEM 3. BANKRUPTCY OR RECEIVERSHIP

         On November 27, 2002 Med Diversified (the "Company") announced that it and certain of its subsidiaries filed a voluntary petition for relief under chapter 11 of title 11 of the United States Code (the "Bankruptcy Code") in the United States Bankruptcy Court for the Eastern District of New York, (the "Bankruptcy Court") Case No. 8-02-88564. The other subsidiaries which filed are Chartwell Diversified Services, Inc. (Case No. 8-02-88565), Chartwell Community Services, Inc. (Case No. 8-02-88570), Chartwell Care Givers, Inc. (Case No. 8-02-88568), Resource Pharmacy, Inc. (Case No. 8-02-88572) and Trestle Corporation (Case No. 8-02-88573). The Debtors remain in possession of their assets and properties, and management continues to operate their businesses as "debtor-in-possession" pursuant to sections 1107(a) and 1108 of the Bankruptcy Code.

         A copy of the press release announcing the foregoing is attached hereto as Exhibit 99.1

ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

        NOT APPLICABLE

ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE

         On November 21, 2002, we received a letter from Private Investment Bank Limited ("PIBL"). In this letter, PIBL declared a notice of acceleration of the $57.5 million of principal amount of Amended Debentures dated as of June 28, 2002 issued by us to PIBL in connection with the Amendment Agreement dated as of June 28, 2002 by and among us, PIBL and certain other parties (the "Amendment Agreement").

         PIBL believes that pursuant to the terms of the Amendment Agreement, the entire amount of the principal amount of the Amendment Debentures has been accelerated, and is now due and payable to PIBL, together with interest at a specified default rate. PIBL has taken this action due to certain alleged events of default, including, but not limited to

         1. The filing for Chapter 11 protection by our subsidiary Tender Loving Care Health Care Services, Inc. and certain of its subsidiaries;

         2. Failure to prepay $100,000 in principal amount that was due on October 31, 2002;

         3. Certain defaults PIBL believes exist relating to our subsidiary American Reimbursement, LLC; and


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         4.       A discrepancy in an interest calculation for a quarterly
                  interest payment due to PIBL in October.

         We continue to engage in discussions with PIBL regarding this acceleration and other matters relating to our obligations under the Amendment Agreement.

ITEM 6. RESIGNATIONS OF REGISTRANT'S DIRECTORS

        NOT APPLICABLE

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

        (a) FINANCIAL STATEMENTS

            NOT APPLICABLE

        (b) PRO FORMA FINANCIAL INFORMATION

            NOT APPLICABLE


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        (c) EXHIBITS

            99.1 Press release announcing Med petition for relief published November 27, 2002.

ITEM 8. CHANGE IN FISCAL YEAR

        NOT APPLICABLE

ITEM 9. REGULATION FD DISCLOSURE

        NOT APPLICABLE


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         MED DIVERSIFIED, INC.
                                         (Registrant)



Date: November 27, 2002                  By: /s/ FRANK MAGLIOCHETTI
                                             -------------------------------
                                             Frank Magliochetti,
                                             Chief Executive Officer


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EXHIBIT INDEX


99.1     Press release announcing Med petition for relief published
         November 27, 2002.


                                       6